Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Release AIG 175 Water Street New York, NY 10038 www.aig.com	Contacts: Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com Jennifer Hendricks Sullivan (Media): 212-770-3141; jennifer.sullivan@aig.com

AIG COMMENCES CASH TENDER OFFERS FOR DEBT SECURITIES

NEW YORK, March 17, 2015 – American International Group, Inc. (NYSE: AIG) today commenced cash tender offers for 39 series of debt securities of AIG and its subsidiaries. The complete terms of the tender offers are set forth in two separate offers to purchase and the related letters of transmittal, each dated today. Securities that are accepted in the tender offers will be purchased, retired and cancelled by the relevant issuer. Consummation of the tender offers is subject to a number of conditions, including the absence of any adverse legal and market developments. Subject to applicable law, AIG may waive certain of these conditions or extend, terminate or otherwise amend one or more of the tender offers. The tender offers are not cross-conditioned, and AIG may complete some, all or none of them.

Any and All Tender Offers

AIG is offering to purchase any and all of the notes listed on Tables I and II below. These offers will expire at 5:00 p.m., New York City time, on March 25, 2015, subject to extension. Table I sets forth the fixed prices paid for each series of notes listed therein. The prices paid for each series of notes listed in Table II will be based on fixed spreads to certain reference benchmarks, determined on March 25, 2015, as described in the applicable offer to purchase. Tenders of notes may be validly withdrawn at any time at or prior to the expiration date but not thereafter. Holders whose notes are accepted in these tender offers will also receive, where applicable, a cash payment representing accrued interest from the most recent interest payment date to but excluding the date AIG purchases the notes. The payment date for each any and all offer will be promptly following its expiration and is expected to be on or about March 30, 2015. The notes are part of the Direct Investment book (the “DIB”) and will be purchased using cash allocated to the DIB.

Copies of the offer to purchase, the related letter of transmittal and the notice of guaranteed delivery for the any and all tender offers are available at the following web address:

http://www.gbsc-usa.com/aig/.

Maximum Tender Offer

AIG is also offering to purchase the notes and debentures listed on Table III below for an aggregate purchase price, not including accrued interest, of up to $1.25 billion. The early

FOR IMMEDIATE RELEASE

participation date for this tender offer is 5:00 p.m., New York City time, on March 30, 2015, and the expiration date for this tender offer is 11:59 p.m., New York City time, on April 13, 2015 (in each case, subject to extension). The prices paid for the notes and debentures denominated in U.S. Dollars and Sterling will be calculated on the basis of the yield to the applicable call or maturity date of the applicable reference security listed on Table III, at 10:00 a.m., New York City time, for the notes and debentures denominated in U.S. Dollars, or 3:00 p.m., London time, for the notes and debentures denominated in Sterling, each on the business day following the early participation date, plus the fixed spread applicable to such note, as set forth on Table III. The price paid for the notes denominated in Euros will be calculated on the basis of the rates payable on certain reference swaps, at 3:00 p.m., London time, on the business day following the early participation date, plus the fixed spread applicable to such note, as described more fully in the applicable offer to purchase. Holders whose notes and debentures are accepted in this tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to but excluding the date AIG purchases the notes. The payment date for this offer will be promptly following its expiration and is expected to be on or about April 15, 2015.

The following is a brief summary of certain key elements of this tender offer:

•	Holders who validly tender and who do not validly withdraw their notes or debentures at or prior to 5:00 p.m., New York City time on March 30, 2015, and whose tenders are accepted for purchase, will receive the Total Consideration.

•	Holders who validly tender their notes or debentures after 5:00 p.m., New York City time on the early participation date but at or prior to the expiration date, and whose securities are accepted for purchase, will only be eligible to receive the Tender Offer Consideration, which is equal to the Total Consideration less the Early Participation Amount.

•	Tenders of notes or debentures may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on March 30, 2015 (subject to extension), but not thereafter.

•	AIG reserves the right, but is under no obligation, to increase the maximum amount of notes and debentures sought in this tender offer. In the event of any such increase, AIG will not be obligated (except as required by applicable law) to extend the early participation date, the withdrawal date or the expiration date.

•	If this tender offer is oversubscribed, AIG will accept for payment all securities validly tendered in accordance with the acceptance priority levels set forth in Table III. If there are sufficient remaining funds to purchase some, but not all, of the remaining tendered notes or debentures at any acceptance priority level, AIG will accept for payment such tendered notes or debentures on a prorated basis.

FOR IMMEDIATE RELEASE

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This press release is qualified in its entirety by the offers to purchase and related letters of transmittal.

AIG has retained Barclays Bank PLC, Barclays Capital Inc., BofA Merrill Lynch, Goldman, Sachs & Co. and Goldman Sachs International as the Joint Lead Dealer Managers. Global Bondholder Services Corporation is the Information Agent and Depositary. For additional information regarding the terms of the tender offers, please contact: Barclays Bank PLC at +44 (0) 207 773 8990 (international); Barclays Capital Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect); BofA Merrill Lynch at +44 (0) 20 7995 2929 (international), (888) 292-0070 (toll-free) or (980) 387-3907 (collect); Goldman, Sachs & Co. at (800) 828-3182 (toll-free) or (212) 902-5183 (collect); or Goldman Sachs International at +44 (0) 207 774 9862 (international). Requests for documents and questions regarding the tendering of Securities may be directed to Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 924-2200 (for all others toll-free) or +001-212-430-3774 (international), by email at aig@gbsc-usa.com or to the Joint Lead Dealer Managers at their respective telephone numbers.

This news release does not constitute an offer or an invitation by AIG to participate in the tender offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Certain statements in this press release, including those describing the completion of the tender offers, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

FOR IMMEDIATE RELEASE

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance | LinkedIn: http://www.linkedin.com/company/aig

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

Table I—Any and All Tender Offers—Fixed Price Securities

Title of Security and Security Identifier	Issuer	Principal Amount Outstanding (millions)	Authorized Denominations	Fixed Price Per Reference Principal Amount of Securities(1)

2.275% Fixed Rate Notes Due 8 August 2016 ISIN: XS0263983040	AIG	JPY 2,000.0	JPY 100,000,000 and integral multiples thereof	JPY 1,028.75

2.275% Fixed Rate Notes due 8 August 2016 ISIN: XS0263873373	AIG	JPY 3,000.0	JPY 100,000,000 and integral multiples thereof	JPY 1,028.75

8.59% Fixed Rate Notes due September 15, 2016* ISIN: XS0266561769	AIG	MXN 437.8	MXN 1,000,000 and integral multiples of MXN 1,000 in excess thereof	MXN 1,065.00

Fixed Rate Notes due 24 October 2016 ISIN: XS0287306830	AIG	JPY 20,000.0	JPY 10,000,000,000 and integral multiples thereof	JPY 1,052.50

2.75 per cent. Notes due 2016 ISIN: CH0027962825	AIG	CHF 114.9	CHF 5,000 and integral multiples thereof	CHF 1,056.25

7.98% Fixed Rate Notes due 15 June 2017* ISIN: XS0305757337	AIG	MXN 1,488.0	MXN 1,000,000 and integral multiples of MXN 1,000 in excess thereof	MXN 1,075.00

3.375 per cent. Notes due 2017 ISIN: CH0031390476	AIG	CHF 114.7	CHF 5,000 and integral multiples thereof	CHF 1,085.00

Fixed Rate Notes due 22 November 2017 ISIN: XS0309312469	AIG	JPY 20,000.0	JPY 100,000,000 and integral multiples thereof	JPY 1,061.25

Fixed Rate Notes due April 24, 2018 ISIN: XS0309298296	AIG	JPY 20,000.0	JPY 10,000,000,000 and integral multiples thereof	JPY 1,095.00

Fixed Rate Notes due 23 August 2018 ISIN: XS0309312113	AIG	JPY 20,000.0	JPY 100,000,000 and integral multiples thereof	JPY 1,100.00

Fixed Rate Notes due 2018* ISIN: XS0370704750	AIG-FP Matched Funding Corp.†	NOK 250.0	NOK 500,000 and integral multiples thereof	NOK 1,190.00

Title of Security and Security Identifier	Issuer	Principal Amount Outstanding (millions)	Authorized Denominations	Fixed Price Per Reference Principal Amount of Securities(1)
Callable Fixed Rates due 19 March 2047* ISIN: XS0292331955	AIG-FP Matched Funding Corp.†	EUR 21.8	EUR 50,000 and integral multiples thereof	EUR 1,088.75

Callable Zero Coupon Notes due April 2035(2) ISIN: XS0216334028	AIG-FP Matched Funding Corp.†	USD 9.7	USD 1,000,000 and integral multiples thereof	USD 1,951.25

Medium-Term Notes, Series AIG-FP, Floating Rate LIBOR Notes Due November 27, 2046 CUSIP: 02687QBF4 ISIN: US02687QBF46	AIG	USD 20.0	USD 1,000 and integral multiples thereof	USD 982.50

Medium-Term Notes, Series AIG-FP, Floating Rate LIBOR Notes Due December 5, 2046 CUSIP: 02687QBG2 ISIN: US02687QBG29	AIG	USD 0.3	USD 1,000 and integral multiples thereof	USD 982.50

Medium-Term Notes, Series AIG-FP, Municipal Index Linked Range Accrual Notes Due November 20, 2017(3) CUSIP: 02687QDB1 ISIN: US02687QDB14	AIG	USD 10.0	USD 1,000 and integral multiples thereof	USD 1,145.00

Medium-Term Notes, Series AIG-FP, Floating Rate LIBOR Notes Due November 27, 2047 CUSIP: 02687QDC9 ISIN: US02687QDC96	AIG	USD 2.5	USD 1,000 and integral multiples thereof	USD 985.00

DJ-AIGCITR-F2 Commodity Index Linked Notes Due May 11, 2017(2) CUSIP: 001379AQ9 (Reg. D) 001379AP1 (144A)	AIG-FP Private Funding (Cayman) Limited†	USD 3.8	USD 100,000 and integral multiples of USD 10,000 in excess thereof	USD 660.00

Title of Security and Security Identifier	Issuer	Principal Amount Outstanding (millions)	Authorized Denominations	Fixed Price Per Reference Principal Amount of Securities(1)

DJ-AIGCITR Commodity Index Linked Notes Series 2006-B Due July 29, 2016(2) CUSIP: 001379AG1 (Reg. D) 001379AF3 (144A)	AIG-FP Private Funding (Cayman) Limited†	USD 7.7	USD 100,000 and integral multiples of USD 10,000 in excess thereof	USD 610.00

DJ-AIGCITR-F2 Commodity Index Linked Notes Due September 26, 2016(2) CUSIP: 001378AT5 (Reg. D) 001378AS7 (144A)	AIG-FP Private Funding (Cayman) Limited†	USD 1.5	USD 100,000 and integral multiples of USD 10,000 in excess thereof	USD 762.50

*	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.

†	Guaranteed by AIG.

(1)	The Reference Principal Amounts are CHF 1,000, EUR 1,000, JPY 1,000, MXN 1,000, NOK 1,000 or USD 1,000, as applicable.

(2)	Indicates zero coupon notes. Holders of these notes will not receive accrued interest if their notes are accepted for payment.

(3)	Interest is currently calculated at 7.5% per annum in accordance with the terms of the Municipal Index Linked Range Accrual Notes.

Table II—Any and All Tender Offers—Fixed Spread Securities

Title of Security and Security Identifier	Issuer	Principal Amount Outstanding (millions)	Authorized Denominations	Applicable Maturity Date	Reference Security / Interpolated Swap	Reference Page/ Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(1)
5.450% Medium-Term Notes, Series MP, Matched Investment Program, Due May 18, 2017(2) CUSIP: 02687QBW7 ISIN: US02687QBW78	AIG	USD 840.0	USD 1,000 and integral multiples thereof	May 18, 2017	0.50% U.S. Treasury due February 28, 2017	Bloomberg PX1	47	USD 1,091.21

5.000 per cent. notes due 2017*(3) ISIN: XS0307512722	AIG	EUR 600.0	EUR 50,000 and integral multiples thereof	June 26, 2017	June 2017 Interpolated Swap Rate	Bloomberg ICAE1	10	EUR 1,107.22

*	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.

(1)	Actual Total Consideration may differ.

(2)	The price paid for these notes will be an amount that would reflect, on the date of purchase, a yield to the applicable maturity date equal to the sum of the yield of the reference security listed above at 10:00 a.m., New York City time, on the expiration date, plus the Fixed Spread set forth above.

(3)	The price paid for these notes will be an amount that would reflect, on the date of purchase, a yield to the applicable maturity date equal to the sum of the interpolated swap rate indicated above at 2:00 p.m., London time, on the expiration date, plus the Fixed Spread set forth above.

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Table III – Maximum Tender Offer

Title of Security	Issuer	Security Identifier	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Levels	Authorized Denominations	Early Participation Amount(1)	Reference Security/ Interpolated Rate	Reference Page/Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(2)
8.175% Series A-6 Junior Subordinated Debentures	AIG	CUSIP : 026874BS5 026874BR7 (144A) U02687BW7 (Reg. S) ISIN: US026874BS54 US026874BR71 (144A) USU02687BW75 (Reg. S)	May 15, 2038	USD 1,195.5	1	USD 1,000 and integral multiples thereof	USD 50	3.00% U.S. Treasury due 11/15/2044	Bloomberg PX1	250	USD 1,405.00

7.57% Junior Subordinated Deferrable Interest Debentures, Series A	AIG Life Holdings, Inc.†	CUSIP : 00138GAB5 ISIN: US00138GAB59	December 1, 2045	USD 136.2	2	USD 100,000 and integral multiples of USD 1,000 in excess thereof	USD 50	3.00% U.S. Treasury due 11/15/2044	Bloomberg PX1	260	USD 1,350.68

8.625% Series A-8 Junior Subordinated Debentures*	AIG	ISIN: XS0365317113 (144A) XS0365314284 (Reg. S)	May 22, 2018	GBP 65.7	3	GBP 50,000 and integral multiples thereof	GBP 50	5.00% UK Treasury due 03/07/2018	Bloomberg DMO2	170	GBP 1,184.46

8 1⁄2% Junior Subordinated Debentures due 2030	AIG Life Holdings, Inc.†	CUSIP : 00138GAA7 ISIN: US00138GAA76	July 1, 2030	USD 155.4	4	USD 1,000 and integral multiples thereof	USD 50	3.00% U.S. Treasury due 11/15/2044	Bloomberg PX1	210	USD 1,402.25

8.000% Series A-7 Junior Subordinated Debentures*	AIG	ISIN: XS0365324838 (144A) XS0365323608 (Reg. S)	May 22, 2018	EUR 43.8	5	EUR 50,000 and integral multiples thereof	EUR 50	May 2018 Interpolated Swap Rate	Bloomberg ICAE1	165	EUR 1,185.57

8 1⁄8% Junior Subordinated Deferrable Interest Debentures, Series B	AIG Life Holdings, Inc.†	CUSIP : 00138GAC3 ISIN: US00138GAC33	March 15, 2046	USD 244.6	6	USD 100,000 and integral multiples of USD 1,000 in excess thereof	USD 50	3.00% U.S. Treasury due 11/15/2044	Bloomberg PX1	265	USD 1,426.37

6.25% Series A-1 Junior Subordinated Debentures	AIG	CUSIP : 026874BE6 ISIN: US026874BE68	March 15, 2037	USD 496.2	7	USD 100,000 and integral multiples of USD 1,000 in excess thereof	USD 50	3.00% U.S. Treasury due 11/15/2044	Bloomberg PX1	235	USD 1,164.66

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Title of Security	Issuer	Security Identifier	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Levels	Authorized Denominations	Early Participation Amount(1)	Reference Security/ Interpolated Rate	Reference Page/ Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(2)

5.75% Series A-2 Junior Subordinated Debentures	AIG	ISIN: XS0291641420 CUSIP: 026874BF3	March 15, 2017	GBP 161.7	8	GBP 50,000 and integral multiples thereof	GBP 50	1.75% UK Treasury Stock due 01/22/2017	Bloomberg DMO2	185	GBP 1,064.14

8 1⁄8% Debentures Due April 28, 2023	SunAmerica Inc.**	CUSIP: 866930AB6 ISIN: US866930AB63	April 28, 2023	USD 86.4	9	USD 1,000 and integral multiples thereof	USD 50	2.00% U.S. Treasury due 02/15/2025	Bloomberg PX1	100	USD 1,357.30

6.765% Sterling Notes Due November 15, 2017*	AIG	ISIN: XS0827565663 XS0702072900 (144A) XS0702072819 (Reg. S)	November 15, 2017	GBP 281.4	10	GBP 100,000 and integral multiples of GBP 1,000 in excess thereof	GBP 50	1.00% UK Treasury Stock due 09/07/2017	Bloomberg DMO2	55	GBP 1,141.82

6.797% Euro Notes Due November 15, 2017*	AIG	ISIN: XS0827566711 XS0702072140 (144A) XS0702071928 (Reg. S)	November 15, 2017	EUR 61.8	11	EUR 100,000 and integral multiples of EUR 1,000 in excess thereof	EUR 50	November 2017 Interpolated Swap Rate	Bloomberg ICAE1	35	EUR 1,162.31

6 5⁄8% Notes Due 2029	AIG Life Holdings, Inc.†	CUSIP: 026351AZ9 ISIN: US026351AZ90	February 15, 2029	USD 150.0	12	USD 1,000 and integral multiples thereof	USD 50	3.00% U.S. Treasury due 11/15/2044	Bloomberg PX1	80	USD 1,346.34

5.60% Debentures Due July 31, 2097	SunAmerica Inc.**	CUSIP: 866930AG5 ISIN: US866930AG50	July 31, 2097	USD 20.3	13	USD 1,000 and integral multiples thereof	USD 50	3.00% U.S. Treasury due 11/15/2044	Bloomberg PX1	240	USD 1,106.17

7 1⁄2% Notes Due 2025	AIG Life Holdings, Inc.†	CUSIP: 026351AU0 ISIN: US026351AU04	July 15, 2025	USD 135.5	14	USD 1,000 and integral multiples thereof	USD 50	2.00% U.S. Treasury due 02/15/2025	Bloomberg PX1	110	USD 1,376.02

4.875% Series A-3 Junior Subordinated Debentures	AIG	ISIN: XS0291642154 CUSIP: 026874BG1	March 15, 2017	EUR 306.2	15	EUR 50,000 and integral multiples thereof	EUR 50	March 2017 Interpolated Swap Rate	Bloomberg ICAE1	175	EUR 1,056.61

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Title of Security	Issuer	Security Identifier	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Levels	Authorized Denominations	Early Participation Amount (1)	Reference Security/ Interpolated Rate	Reference Page/ Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(2)

6.820% Dollar Notes Due November 15, 2037	AIG	CUSIP: 026874CW5 026874CE5 (144A) U02687 CJ5 (Reg. S) ISIN:US026874CW57 US026874CE59 (144A) USU02687CJ55 (Reg. S)	November 15, 2037	USD 243.5	16	USD 150,000 and integral multiples of USD 1,000 in excess thereof	USD 50	3.00% U.S. Treasury due 11/15/2044	Bloomberg PX1	130	USD 1,425.41

5.850% Medium-Term Notes, Series G, due January 16, 2018	AIG	CUSIP: 02687QDG0 ISIN: US02687QDG01	January 16, 2018	USD 2,411.0	17	USD 2,000 and integral multiples of USD 1,000 in excess thereof	USD 50	1.00% U.S. Treasury due 03/15/2018	Bloomberg PX1	52	USD 1,115.13

*	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.

**	All obligations of SunAmerica Inc. were assumed by AIG in 1999.

†	Guaranteed by AIG.

(1)	The total consideration payable for each $1,000, £1,000 or €1,000 principal amount of the notes or debentures validly tendered on or prior to 5:00 p.m., New York City time, on March 30, 2015 and accepted for purchase by us includes the early participation amount. In addition, holders whose notes or debentures are accepted will also receive accrued interest on such notes or debentures.

(2)	Per $1,000, £1,000 or €1,000 principal amount of notes or debentures and assuming that the Reference Yield (as defined in the Offer to Purchase for the maximum tender offer) had been measured at 10:00 a.m., New York City, on March 16, 2015 (see Schedule B of the Offer to Purchase for the maximum tender offer).

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